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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           MARCH 24, 1997


                            TECHNICLONE CORPORATION
               (Exact name of Registrant as specified in charter)


          DELAWARE                  0-17085                       95-3698422
(State or other jurisdiction      (Commission                  (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


     14282 FRANKLIN AVENUE, TUSTIN, CALIFORNIA                    92780-7017
     (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:             (714) 838-0500


                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)





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ITEM 5        OTHER EVENTS

              On September 27, 1996, the shareholders of Techniclone International Corporation, a California corporation and predecessor of registrant ("Techniclone California"), approved a change of that company's state of incorporation from the State of California to the State of Delaware. The reincorporation was effected by a merger of Techniclone California with and into registrant on March 24, 1997. Registrant, a Delaware corporation, was organized solely for the purpose of effecting the reincorporation and is the surviving corporation in the merger.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TECHNICLONE CORPORATION



Date:  March 21, 1997            By: /s/ William V. Moding
                                     ------------------------------------------
                                     William V. Moding, Chief Financial Officer


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